UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                  June 13, 2005

               SUPERCLICK, INC. (formerly GRAND PRIX SPORTS, INC.)

                 (Name of Small Business Issuer in its charter)

           WASHINGTON                                     52-2219677
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(State or other jurisdiction of                (IRS Employer Identification No.)
 incorporation or organization)

 4275 Executive Square Suite 215 La Jolla                  92037
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(Address of principal executive offices)                  (Zip Code)


              Issuer's Telephone Number    (858) 518-1387
                                           --------------

              Issuer's Fax Number          (858) 279-1799

Item 2.02 Results of Operations and Financial Condition

On June 10, 2005, Superclick, Inc. (the "Company") filed an amendment to its Annual Report on Form 10-KSB/A for the year ended October 31, 2004. The Company restated consolidated financial statements for fiscal 2004 to reflect (1) the gain on forgiveness of debt representing the forgiveness of three notes from Superclick Networks, Inc. that were forgiven during the fiscal year ended October 31, 2003. The forgiveness of debt should have been stated at $169,441, with the additional amount of $130,000 representing the forgiveness of debt by Superclick, Inc. of the note from Superclick Networks, Inc; (2) a change from the fixed accounting for stock options to variable accounting method; and (3) a deferral of revenue for the year ended October 31, 2004 derived from support and maintenance upgrade activities.

In addition, the Company amended Item 6, Management's Discussion and Analysis of Financial Condition and Results of Operations to reflect restated financial statements; revise its discussion of liquidity to discuss cash flow from operations for the year ended October 31, 2004, including discussion of investing and financing cash flow activities and a discussion of the Company's going concern opinion and how the Company plans to finance operations for the next 12 months.

The Company also amended Item 8, Controls and Procedures. As required by Rule 13a-15(b) under the Exchange Act, we conducted an evaluation, under the supervision and participation of our management, including the Company's Interim President and Interim Chief Financial Officer (who is the principal accounting officer), both of whom were appointed in the interim capacity in April, 2005, to evaluate the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by this report. Based on the foregoing, it was determined that our internal controls over the revenue recognition of our accounting staff with respect to revenue recognition in conjunction with service contract revenue was deficient. Specifically, the deferral and amortization over the life of a contract was not performed. In addition, we identified that certain issued and outstanding options that permit "cashless exercise" should be subject to variable plan accounting treatment under applicable accounting standards. Accordingly, previously unrecognized compensation expense needed to be recognized as compensation expense in our previously issued financial statements under the Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25" (Issue Date 3/00).See Note H to Notes to Financial Statements commencing at Page F-24 of this report.

Our interim President and Principal Financial Officer have also identified certain additional deficiencies, including a lack of an appropriately rigorous system of policies and procedures for the internal review of financial reports, including inadequate staffing, training and expertise and improper accounting procedures for grants with "cashless exercise" provisions per Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25". Our independent registered public accountants, Bedinger and Company have indicated that they considered these deficiencies to be material weaknesses as that term is defined under standards established by the Public Company Accounting Oversight Board (United States). These material weaknesses included the following: the ineffectiveness of a rule compliance checking procedure for SEC filings.

In light of the need for a restatement and the material weaknesses in our internal controls, commencing in the third quarter of our 2005 fiscal year, we are beginning to undertake a review of our disclosure, financial information and internal controls and procedures. This review will include our efforts by our management and directors, as well as the use of additional outside resources. We are committed to addressing our control environment and reporting procedures.

Our management, including our interim Chief Executive Officer and Interim Principal Financial Officer, does not expect that disclosure controls or internal controls over financial reporting will prevent all errors or all instances of fraud, even as the same are improved to address any deficiencies. The design of any system of controls is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions. A control system, no matter how well designed and operated, can provide only reasonable, not absolute, assurance that the control system's objectives will be met. Over time, controls may become inadequate because of changes in conditions or deterioration in the degree of compliance with policies and procedures. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitation of a cost-effective control system, misstatements due to error and fraud may occur and not be detected.

Subsequent to the date of the evaluation referenced above, the Company recognized certain material weaknesses in its internal controls and procedures including a lack of appropriately rigorous system of policies and procedures for the internal review of financial reports, including inadequate staffing, training and expertise. In addition, the Company recognized improper accounting procedures for grants with "cashless" exercise provisions for Financial Accounting Standards Board's Interpretation 44, "Accounting for Certain Transactions involving Stock Compensation - an interpretation of APB Opinion No. 25".

We have rescinded our cashless exercise provision for all outstanding option grants pursuant to a resolution adopted by the Board of Directors of the Company on June 1, 2005. Thus we expect that variable accounting will no longer be required after the end of the Company's fiscal quarter ended July 31, 2005.

Item 9.01 Financial Statements and Exhibits

      (c)   Exhibits:

            The following exhibit is furnished with this report on Form 8-K:

            99.1 Press Release dated June 13, 2005.


                                   SIGNATURES

      Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         SUPERCLICK, INC.


Date: June 13, 2005                      By: /s/ Todd M. Pitcher
                                             ------------------------
                                             Todd M. Pitcher
                                             Interim Chief Financial Officer and
                                             Principal Accounting Officer